UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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LEARN CW INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 7, 2023
LEARN CW INVESTMENT CORPORATION
11755 Wilshire Blvd.
Suite 2320
Los Angeles, California 90025
(424) 324-2990
NOTICE OF EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2023
To the Shareholders of Learn CW Investment Corporation:
You are cordially invited to attend the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Learn CW Investment Corporation (the “Company”) to be held at the offices of Sidley Austin LLP located at [   ] at [   ], Eastern time, on October 9, 2023.
The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:
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Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 13, 2021 (the “IPO”) from October 13, 2023 (the “Termination Date”) to [   ], by electing to extend the date to consummate an initial business combination on a monthly basis for up to [   ] times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), provided that CWAC LC Sponsor, LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) $[   ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

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Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex B to the accompanying proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

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Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex C to the accompanying proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem Class A ordinary shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

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Proposal 4 — The Director Appointment Proposal — a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Alan Howard and Ellen Levy to the board of directors of the Company (the “Board”), to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

•
Proposal 5 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Under the amended and restated memorandum and articles of association, no other business may be transacted at the extraordinary general meeting. The Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association the Redemption Limitation in order to allow the Company to redeem Class A ordinary shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.
The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal.
In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares (the “election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended and restated memorandum and articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $    at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date (as defined below) was $[   ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Inflation Reduction Act of 2022 (the “IRA”) imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. For the purposes of calculating the Excise Tax, the repurchasing corporation is permitted to net the fair market value of certain new stock issuances against the fair market value of the stock repurchases that occur in the same taxable year. Because we are a Cayman Islands company, any redemption of Class A ordinary shares in connection with an election will not be subject to the Excise Tax. However, the Excise Tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation. The Company confirms that it will not use the proceeds placed in the trust account and the interest earned thereon to pay any such Excise Tax.
If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[   ] for a total of [   ] one-month extensions until [   ] (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the extraordinary general meeting may be adjourned indefinitely without the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal being put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.
Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.
Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.
The Board has fixed the close of business on September 11, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. Pursuant to the amended and restated memorandum and articles of association, until the consummation of an initial business combination, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.
You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.
[ ], 2023	By Order of the Board of Directors

Robert Hutter
Chief Executive Officer and Director
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online or in person at the extraordinary general meeting.

If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the extraordinary general meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO EQUINITI TRUST CO LLC BY 5:00 P.M., EASTERN TIME, ON OCTOBER 5, 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on October 9, 2023: This notice of meeting and the accompanying proxy statement are available at [  ].

LEARN CW INVESTMENT CORPORATION
11755 Wilshire Blvd.
Suite 2320
Los Angeles, California 90025
(424) 324-2990
NOTICE OF EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2023
PROXY STATEMENT
The extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Learn CW Investment Corporation (the “Company,” “we,” “us” or “our”) will be held at the offices of Sidley Austin LLP located at [   ] at [   ], Eastern time, on October 9, 2023. The extraordinary general meeting will be held for the sole purpose of considering and voting upon the following proposals:
•
Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on October 13, 2021 (the “IPO”) from October 13, 2023 (the “Termination Date”) to [   ], by electing to extend the date to consummate an initial business combination on a monthly basis for up to [   ] times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), provided that CWAC LC Sponsor, LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) $[   ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

•
Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex B to this proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

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Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association in the form set forth in Annex C to this proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem Class A ordinary shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

•
Proposal 4 — The Director Appointment Proposal — a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Alan Howard and Ellen Levy to the board of directors of the Company (the “Board”), to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

•
Proposal 5 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association the Redemption Limitation in order to allow the Company to redeem Class A ordinary shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.
The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal.
In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares (the “election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO EQUINITI TRUST CO LLC BY 5:00 P.M., EASTERN TIME, ON OCTOBER 5, 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION

FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended and restated memorandum and articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[   ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on [   ] was $[   ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[   ] that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[   ] for a total of [   ] one-month extensions until [   ] (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.
Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.
Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof
If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the trust account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[   ]. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.
Under Cayman Islands law, we must, in connection with our liquidation, provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors.

We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.
The Board has fixed the close of business on September 11, 2023 (the “record date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the record date of the extraordinary general meeting, there were 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Pursuant to the amended and restated memorandum and articles of association, until the consummation of an initial business combination, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.
This proxy statement contains important information about the extraordinary general meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated [   ], 2023 and is first being mailed to shareholders on or about [   ], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on October 9, 2023 at [   ], Eastern time, at the offices of Sidley Austin LLP located at [   ]. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.

We are a blank check company incorporated as a Cayman Islands exempted company whose business purpose is to affect an initial business combination. On October 13, 2021, we consummated the IPO of 23,000,000 units, which included the issuance of 3,000,000 units as a result of the underwriter’s over-allotment option (the “Units”), each Unit consisting of one public share and one-half of one redeemable warrant of the Company (each, a “public warrant”), each whole public warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, we consummated a private placement (the “Private Placement”) with our sponsor, of an aggregate of 7,146,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,146,000. On October 7, 2021, our registration statement for our IPO was declared effective.

Following the closing of the IPO on October 13, 2021, a total of $232,300,000 ($10.10 per public Unit) of the proceeds from the IPO and the Private Placement was placed in the trust account. Like most blank check companies, the amended and restated memorandum and articles of association provide for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date (the Termination Date). The Board believes that it is in the best interests of the Company to continue our existence until the Extended Date, if necessary, in order to allow us more time to complete an initial business combination and therefore is holding this extraordinary general meeting.

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

What is being voted on?	You are being asked to vote on:

•
a proposal to amend the amended and restated memorandum and articles of association to extend the date by which we have to complete an initial business combination from the Termination Date to the Extended Date, by electing to extend the date to

consummate an initial business combination on monthly basis for up to [   ] times, each time by an additional one-month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account for each such on-month extension period;

•
a proposal to amend the amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder;

•
a proposal to amend the amended and restated memorandum and articles of association to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001;

•
a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Alan Howard and Ellen Levy to the Board to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified; and

•
a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?
The current amended and restated memorandum and articles of association provide that we have until the Termination Date to complete an initial business combination. The Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination. We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider an initial business combination.

Accordingly, the Board is proposing the Extension Amendment Proposal to amend the amended and restated memorandum and articles of association in the form set forth in Annex A hereto to: extend the date by which we must (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to [   ] times, each

time by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) deposits the Extension Payment into the trust account in accordance with the Trust Agreement for each such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the extension. If the Adjournment Proposal is not approved, the Company may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why should I vote in favor of the Extension Amendment Proposal?
The Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The extension would give us additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company that the extension be obtained to provide additional amount of time to consummate an initial business combination. Without the extension, we believe that there is substantial risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Why should I vote in favor of the Founder Share Amendment Proposal?
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares issued upon the conversion of the Class B ordinary shares.

Why should I vote in favor of the Redemption Limitation Amendment Proposal?
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Company believes that the Redemption Limitation which may prevent it from completing an initial business combination is not needed. The purpose of the Redemption Limitation was initially to ensure that the public shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”), in the event that such public shares failed to be listed on an approved national securities exchange. The Company now intends to rely on a different exclusion set forth in the Exchange Act as a result of its securities being listed on the New York Stock Exchange (“NYSE”). Because the public shares would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, amended and restated memorandum and articles of association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

Why should I vote in favor of the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, the Company has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, and the Adjournment Proposal, if presented, are in the best interests of the Company. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, and the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?
We intend to propose the Extension Amendment at the extraordinary general meeting only if the Board has determined as of the time of the extraordinary general meeting that we may not be able to complete an initial business combination on or before the Termination Date. If we complete an initial business combination on or before the date of the extraordinary general meeting, we will put the Adjournment Proposal for approval and not propose the Extension Amendment.

How do the Company insiders intend to vote their shares?
The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, and the Adjournment Proposal. Currently, the Sponsor and certain of our directors and officers own approximately 22.7% of our issued and outstanding ordinary shares, including 5,750,000 Class B ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?
Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

What if I don’t want to vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Appointment Proposal, or the Redemption Limitation Amendment Proposal?
If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the or Director Appointment Proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal, so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account. If the Extension Amendment Proposal is approved, and the extension is implemented, then the withdrawal amount will be withdrawn from the trust account and paid to the redeeming holders.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal will have no effect with respect to the approval of such proposal.

What happens if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or private placement warrants.

If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. Because we have only a limited time to complete an initial business combination, even if we are able to effect the extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved:

•
our amended and restated memorandum and articles of association well be further amended as set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A ordinary shares and public warrants will remain publicly traded;

•
the removal of the withdrawal amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by an initial shareholders, directors, officers and their affiliates through their beneficial ownership of Class B ordinary shares and the private placement warrants; and

•
if we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved and implemented, our Sponsor or its designees has agreed to loan to us up to a maximum of $[    ] for a total of [    ] one-month extensions until [    ] (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then at the extraordinary general meeting we will propose an indefinite adjournment and, if approved, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.

% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	[ ]	[ ]	$ [ ]
40%	[ ]	[ ]	$[ ]
50%	[ ]	[ ]	$[ ]
60%	[ ]	[ ]	$[ ]
75%	[ ]	[ ]	$[ ]
85%	[ ]	[ ]	$[ ]

No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will bear interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. If the Company decides to not utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the amended and restated memorandum and articles of association, and the Sponsor’s obligation to make additional contributions will terminate.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders

(including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?
If the Founder Share Amendment Proposal is not approved, the amended and restated memorandum and articles of association will continue to contain restrictions on the conversion of the Founder Shares, and we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the NYSE.

What happens if the Redemption Limitation Amendment Proposal is not approved?
If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause the Company to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company’s and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

Am I able to vote and exercise my redemption rights in connection with an initial business combination?
If you are a holder of ordinary shares as of the close of business on the record date for a meeting seeking shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The extraordinary general meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in the amended and restated memorandum and articles of association (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is two business days before the extraordinary general meeting of shareholders to vote on an initial business combination).

How are the funds in the trust account currently being held?	With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of the record date, there was approximately $[   ] in investments held in the trust account. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct U.S. Bank National Association, the trustee managing the trust account, with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct U.S. Bank National Association to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

How do I attend the meeting?
The extraordinary general meeting will be held in person at the offices of Sidley Austin LLP located at [    ] at [   ], Eastern time, on October 9, 2023, where you may vote and submit your questions during the extraordinary general meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I change or revoke my vote?
You may change your vote via the Internet, by submitting a later-dated, signed proxy card, so that it is received by us prior to the extraordinary general meeting or by attending the extraordinary general meeting and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the extraordinary general meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the extraordinary general meeting and vote at the extraordinary general meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a

Company Class B shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

We believe the Extension Amendment Proposal the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction.

Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. Holders of record of one-third of our ordinary shares on the record date issued and outstanding and entitled to vote at the extraordinary general meeting, present in person or represented by proxy, constitute a quorum.

If you are a shareholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or if you vote online. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the extraordinary general meeting. As of the record date for the extraordinary general meeting, 14,375,001 ordinary shares would be required to achieve a quorum.

Who can vote at the extraordinary general meeting?
Only holders of record of our ordinary shares at the close of business on the record date are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the record date, 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Equiniti Trust Co LLC, then you are a shareholder of record. As a shareholder of record, you may vote online or by proxy. Whether or not you plan to attend the extraordinary general meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?
The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 5,750,000 Class B ordinary shares, 770,000 Units (as defined below) issued in the IPO, and 7,146,000 private placement warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Do I have appraisal or dissent rights if I object to the Extension Amendment Proposal?
Our shareholders do not have appraisal or dissent rights in connection with any of the proposals to be voted on at the extraordinary general meeting under the Companies Act (As Revised) of the Cayman Islands.

How do I vote?
If you are a holder of record of our ordinary shares, you may vote online or in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A	If the extension is approved, each of our public shareholders may seek to ordinary shares?
redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand, and you must, prior to 5:00 p.m., Eastern time, on October 5, 2023 (two business days before the extraordinary general meeting) tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your public shares for cash to Equiniti Trust Co, our transfer agent, at the following address:

Equiniti Trust Co, LLC 6201 15th Avenue Brooklyn, NY 11219 E-mail: SPACSUPPORT@equiniti.com

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “proxy solicitor”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the proxy solicitor a fee of $25,000, plus associated disbursements. We will also reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: LCW.info@investor.morrowsodali.com

You may also contact us at:

Learn CW Investment Corporation
11755 Wilshire Blvd.
Suite 2320
Los Angeles, California 90025
Telephone No.: (424) 324-2990

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about:
•	our ability to effect the Extension;
•	our ability to select an appropriate target business or businesses;
•	our ability to complete an initial business combination;
•	our expectations around the performance of the prospective target business;
•	our success in retaining or recruiting, or changes required in, our officers, key employees, or directors following an initial business combination;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving an initial business combination;
•	our potential ability to obtain additional financing to complete an initial business combination;
•	our pool of prospective target businesses;
•
our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic and other events (such as terrorist attacks, natural disasters, or a significant outbreak of other infectious diseases);

•	the ability of our officers and directors to generate a number of potential business combination opportunities;
•	our public securities’ potential liquidity and trading;
•	the lack of a market for our securities;
•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;
•	the Company’s ability to continue as a going concern;
•	the trust account not being subject to claims of third parties; or
•	our financial performance.
The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023 and in other reports we file with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 18, 2023 and in the other reports we file with the SEC before making a decision on how to vote your shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the extension will enable us to complete an initial business combination.
Approving the extension involves a number of risks. Even if the extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete an initial business combination.
With respect to the regulation of SPACs, like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Equiniti Trust Co to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial Business Combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Equiniti Trust Co, the trustee with respect to the trust account, to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the extraordinary general meeting.
The Sponsor and certain members of the Board and our officers may have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of the proposals. These interests include, among other things, Class B ordinary shares held by the Sponsor and certain of our directors and officers, which will be worthless (as the Sponsor and such directors and officers have waived liquidation rights with respect to such shares), and the private placement warrants held by the Sponsor, which will expire worthless if the Extension Amendment Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits set forth in the amended and restated memorandum and articles of association. Furthermore, certain of the Company’s directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the trust account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor and the directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the extraordinary general meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $[   ] in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.
A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.
Pursuant to the IRA, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the Excise Tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.
We may not be able to complete an initial business combination with a U.S. target company if such initial business combination would be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.
CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The Sponsor has substantial ties with non-U.S. persons. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per public share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND
General
We are a blank check company incorporated on February 21, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because we have no operations and nominal assets consisting almost entirely of cash. On October 13, 2021, we consummated our initial public offering (the “IPO”) of 23,000,000 units, which included the issuance of 3,000,000 units as a result of the underwriter’s full exercise of their over-allotment option (the “Units”), each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Public Shares”) and one-half of one redeemable warrant of the Company (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, we consummated a private placement (the “Private Placement”) with our sponsor, of an aggregate of 7,146,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,146,000. On October 7, 2021, our registration statement for our IPO was declared effective.
Following the closing of the IPO on October 13, 2021, a total of $232,300,000 ($10.10 per Public Unit) of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders at a U.S. based trust account, with U.S. Bank National Association, acting as trustee, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.
Approximately $[   ] was held in the trust account as of the record date. The mailing address of the Company’s principal executive office is 11755 Wilshire Blvd, Suite 2320, Los Angeles, California, 90025.
Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of the Company’s obligation to provide holders of the Public Shares the right to have their shares redeemed in connection with the Business Combination or to redeem 100% of the Company’s public shares if it does not complete the Business Combination by April 13, 2023 (or by October 13, 2023 if the period of time to consummate a business combination is extended) (such period, the “completion window”) or (b) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity, or (iii) the redemption of the Company’s Public Shares if it is unable to complete a Business Combination within the completion window, subject to applicable law.
On April 13, 2023, May 13, 2023, June 13, 2023, July 13, 2023, and August 13, 2023, we extended the period of time to consummate the Business Combination by one month. In connection with each such extension, an aggregate of $115,000 was deposited in the Trust Account.
You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place
The extraordinary general meeting of the Company will be held at the offices of Sidley Austin LLP located at [  ] at [  ], Eastern time, on October 9, 2023. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the extraordinary general meeting.
Record Date and Voting Power
You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned ordinary shares at the close of business on September 11, 2023, the record date for the extraordinary general meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.
At the close of business on the record date of the extraordinary general meeting, there were 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.
Votes Required
Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.
Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company Class B shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Auditor Ratification Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal or the Adjournment Proposal.
You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal.

Proxies, Board Solicitation and Proxy Solicitor
Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online if you are a holder of record of the Company’s ordinary shares. You may contact the proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: LCW.info@investor.morrowsodali.com

PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the amended and restated memorandum and articles of association to extend the date by which the Company has to consummate an initial business combination from the Termination Date to the Extended Date. The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.
If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.
Reasons for the Extension Amendment Proposal
The amended and restated memorandum and articles of association provide that the Company has until the Termination Date to consummate an initial business combination. The purpose of the Extension Amendment Proposal is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.
The amended and restated memorandum and articles of association provide that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, the amended and restated memorandum and articles of association provide for all public shareholders to have an opportunity to redeem their public shares in case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of the Company, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.
We believe that the foregoing amended and restated memorandum and articles of association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the

Company failed to find a suitable initial business combination in the timeframe contemplated by the amended and restated memorandum and articles of association. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.
If the Extension Amendment Proposal is Not Approved
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or the private placement warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company’s amended and restated memorandum and articles of association will be further amended as set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[   ] that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $[   ] for a total of [   ] one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[   ] per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[   ] per share.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	[ ]	[ ]	$ [ ]
40%	[ ]	[ ]	$[ ]
50%	[ ]	[ ]	$[ ]
60%	[ ]	[ ]	$[ ]
75%	[ ]	[ ]	$[ ]
85%	[ ]	[ ]	$[ ]
If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association if we do not complete an initial business combination by the Termination Date.
Redemption Rights
If the Extension Amendment Proposal is approved, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
In connection with tendering your shares for redemption, prior to 5:00 p.m., Eastern time, on October 5, 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificates to Equiniti Trust Co, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Email: SPACSUPPORT@equiniti.com, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m., Eastern time, on

October 5, 2023 (two business days before the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., Eastern time, on October 5, 2023 (two business days before the extraordinary general meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the extraordinary general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the extraordinary general meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. Based upon the amount in the trust account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[    ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date was September 11, 2023.
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m., Eastern time, on October 5, 2023 (two business days before the extraordinary general meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the extension.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent.
Vote Required for Approval
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by the Termination Date, the Company will be required by its amended and restated memorandum and articles of association to: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will not be able to implement such plan unless our shareholders approve the Extension Amendment Proposal.
Full Text of Resolution
The text of the proposed amendment to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex A.
Interests of the Sponsor and the Company’s Directors and Officers.
When you consider the recommendation of the Board, you should keep in mind that the Sponsor and certain of the Company’s directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the fact that our initial shareholders, Sponsor and certain of our directors and officers hold an aggregate of 5,750,000 Class B ordinary shares, 770,000 Units issued in the IPO, and 7,146,000 private placement warrants. In addition, certain of the Company’s directors and officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased Class B ordinary shares for $25,000;

•
the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and certain of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 5,750,000 Class B ordinary shares, representing approximately 20% of the Company’s issued and outstanding ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company. The Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
The amended and restated memorandum and articles of association state that if the Company’s shareholders approve an amendment to the amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before the Termination Date, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. We believe that this amended and restated memorandum and articles of association provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended and restated memorandum and articles of association.
In addition, the amended and restated memorandum and articles of association provide that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date, in the event we cannot consummate an initial business combination by the Termination Date.
The Company is not asking you to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder.
Upon conversion of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares converted from Class B ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company, the Company’s initial shareholders and each of the Company’s officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A ordinary shares converted from Class B ordinary shares will be subject to all of the restrictions applicable to Class B ordinary shares under the terms of the Letter Agreement.
Reasons for the Founder Share Amendment Proposal
The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.
If the Founder Share Amendment Proposal Is Not Approved
If the Founder Share Amendment Proposal is not approved, the holders of Class B ordinary shares will not be able to convert Class B ordinary shares to Class A ordinary shares prior to the completion of an initial business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the NYSE.
If the Founder Share Amendment Proposal Is Approved
The Founder Share Amendment is conditioned on the approval of the Extension Amendment Proposal. If both the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company’s amended and restated memorandum and articles of association will be further amended to allow the holders of Class B ordinary shares to convert the Class B ordinary shares to Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.
Vote Required for Approval
Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.
Full Text of the Resolution
The text of the proposed amendment to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex B.

Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the amended and restated memorandum and articles of association to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001.
The purpose of the Redemption Limitation requirements was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the amended and restated memorandum and articles of association to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the NYSE.
As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically special purpose acquisition companies like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the amended and restated memorandum and articles of association, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on NYSE and have been since the consummation of its IPO. The Company believes that NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.
Reasons for the Redemption Limitation Amendment Proposal
Shareholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The amended and restated memorandum and articles of association limit the Company’s ability to consummate an initial business combination, or to redeem public shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the amended and restated memorandum and articles of association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the amended and restated memorandum and articles of association would be amended to delete the Redemption Limitation language from the amended and restated memorandum and articles of association as set forth in Annex C to this proxy statement.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.
If the Redemption Limitation Amendment Proposal is Approved
The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the amended and restated memorandum and articles of association with the Registrar of Companies in the Cayman Islands in the form of Annex C hereto to eliminate the Redemption Limitation. The Company will also file notice of the amendments to the amended and restated memorandum and articles of association in the form of Annex A and Annex B hereto to effectuate the Extension and the Founder Share Amendment, respectively. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.
Vote Required for Approval
Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.
The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.
Full Text of the Resolution
The text of the proposed amendment to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex C.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL 4 — THE DIRECTOR APPOINTMENT PROPOSAL
Overview
At the extraordinary general meeting, shareholders are being asked to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Alan Howard and Ellen Levy to the Board to serve as a Class I director. Pursuant to the amended and restated memorandum and articles of association, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.
The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of the initial Class I directors expires at our first annual general meeting, the term of the initial Class II directors expires at our second annual general meeting and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual general meeting following their election. Directors whose terms expire at an annual general meeting may also be re-elected for a further three-year period if nominated by the Board.
As the extraordinary general meeting is in lieu of our 2023 annual general meeting of shareholders (being our first annual general meeting since the IPO), the term of the initial Class I directors, Alan Howard and Ellen Levy, will expire at the extraordinary general meeting. However, the Board has nominated each of Alan Howard and Ellen Levy for re-appointment as a Class I director, to hold office until the third annual general meeting following the extraordinary general meeting, or until his successor is elected and qualified.
Unless a holder indicates otherwise, Class B ordinary shares represented by executed proxies in the form enclosed will be voted to re-appoint each of Alan Howard and Ellen Levy unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either Alan Howard or Ellen Levy will be unavailable or, if elected, will decline to serve.
For a biography of each of Alan Howard and Ellen Levy, please see the section of this proxy statement entitled “Management.”
Required Vote
Approval of the re-appointment of the directors named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the issued and outstanding Class B ordinary shares who are present in person or represented by proxy and entitled to vote thereon, at the extraordinary general meeting or any adjournment thereof. Only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal. The Director Appointment Proposal is not conditioned on the approval of any other proposal.
Full Text of the Resolution
The full text of the resolution to be voted upon in respect of the Director Appointment Proposal is as follows:
RESOLVED, as an ordinary resolution, that each of Alan Howard and Ellen Levy be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Director Appointment Proposal.

PROPOSAL 5 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal or where the Board has determined it is otherwise necessary. In no event will the Board adjourn the extraordinary general meeting beyond the Termination Date.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Appointment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:
•	banks, financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	S-corporations;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•
partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

•	persons whose functional currency is not the U.S. dollar.
This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation or considerations under any applicable tax treaty.
We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders
Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. The amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares so disposed of. The deductibility of capital losses is subject to certain limitations.
If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends generally will be taxed at the lower applicable long-term capital gains rate only if our Class A ordinary shares are readily tradable on an established securities market in the United States (such as the NYSE) and certain holding period and other requirements are met, including that we are not treated as a PFIC during the taxable year in which the dividend is paid or in the preceding taxable year. It is unclear whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the applicable holding period requirements are not satisfied, a non-corporate U.S. Holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares. To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Whether a redemption pursuant to an election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours (including as a result of owning warrants). The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code, and as to the allocation of remaining tax basis.
Passive Foreign Investment Company (“PFIC”) Rules
A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the QEF election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.
Mark-to Market election
If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an election will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.
Information Reporting and Backup Withholding
Proceeds of a redemption of our Class A ordinary shares pursuant to an election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDER’S ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER ANY STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

MANAGEMENT
Directors and Executive Officers
Our directors and executive officers are as follows:
Name	Age	Title
Robert Hutter	51	Chief Executive Officer and Director
Adam Fisher	51	President and Director
Greg Mauro	53	Chief Operating Officer
Alan Howard	59	Director
Ellen Levy	53	Director
Peter Relan	60	Director
Daniel H. Stern	62	Director
Anuranjita Tewary	46	Director
Robert Hutter serves as our Chief Executive Officer and Director. Rob Hutter is the Founder & Managing Partner at Learn Capital. He oversees the investing practice of the firm, which spans seed, early stage and emerging growth companies dedicated to the transformation of learning and the improvement of individual and societal capacities at scale. He represents Learn Capital across a range of portfolio investments including Coursera, Udemy, Nerdy, Photomath, Brilliant, SoloLearn, Andela, Prenda, Merlyn Mind and several other breakthrough firms. In addition to his work with edtech companies, he is an active angel investor in tech startups active across a span of other segments. Previously, Rob was a Partner at Revolution Ventures, an early stage venture investment firm and affiliate of Founders Fund. He was additionally co-founder and president of Swarm Networks, a massively scalable storage company purchased by Intel. He was also involved in the founding stages of transportation intelligence leader SmartDrive Systems and the chipmaker Silicon Spice, which was purchased by Broadcom. In addition, he co-founded two companies in online games and also co-founded Edusoft, a K-12 assessment management platform purchased by Houghton-Mifflin in 2003. He is a graduate of Harvard University. We believe that Mr. Hutter is well qualified to serve as a director due to his significant investment experience and his senior leadership experience.
Adam Fisher serves as our President and Director. Mr. Fisher is the Founder and Chief Investment Officer of the CWAM Platform. Over the last 16 years, Mr. Fisher has built and successfully led numerous investment management practices across both public and private markets. Prior to launching Commonwealth, from 2017 to 2019, Mr. Fisher served as the Global Head of Macro and Real Estate at Soros Fund Management. Prior to joining Soros, Mr. Fisher founded and served as the CIO of CWOC, a global macro hedge fund, from its inception in November 2008 up until it began the process of returning capital to investors in July 2017 when the investment team moved to Soros. CWOC had approximately $2.3 billion assets under management at its closing in June 2017 and 25 employees across three office locations. The firm offered two comingled global macro hedge funds as well as multiple co-investment opportunities in both the liquid and illiquid space. Before CWOC, Mr. Fisher co-founded Orient Property Group in 2006, focusing on investments throughout the Asia Pacific region. Prior to that, from 2003 to 2006, Mr. Fisher co-founded Irongate Capital Partners (“Irongate”), a property investment and development firm. Irongate and its predecessor entity were involved in property transactions in Florida, California, Hawaii, Mexico and Canada. Prior to founding Irongate, Mr. Fisher worked in New York for two private equity firms, NMS Capital and TD Capital, as well as a risk arbitrage firm affiliated with Reservoir Capital. He holds a JD/MBA from Columbia University and serves on the Columbia University Richman Center for Business, Law and Public Policy Advisory Board. He received his B.S. from Washington University in St. Louis. We believe that Mr. Fisher is well qualified to serve as a director due to his significant investment experience and his senior leadership experience.
Greg Mauro serves as our Chief Operating Officer. Greg Mauro is the Founder & Managing Partner of Learn Capital. Greg currently serves on the boards of New Globe, Higher Ground, Wave Neuroscience, Cognitive Genetics, Ascent, Smashcut, Foundry College and previously served on the boards of Edmodo (sold to NetDragon) and Mangahigh (sold to Westermann). Greg has been active in the charter school movement since 2000, serving eight years on the foundation board for High Tech High, considered by many observers to be the “MIT of charter schools.” He was also the founder of Revolution Community Ventures, providing low-cost funds to high performing charters serving low-income communities. Previously, Greg managed Revolution Ventures, an early-stage venture firm and affiliate of Founders Fund. While at Revolution, Greg was the Co-Founder and President of SmartDrive, a video-based safety program and transportation intelligence platform transform. Greg was also Co-Founder and CEO of Nextivity, whose Cel-Fi product is a low-cost, carrier-approved digital signal booster. Greg was first investor and led business development at Entropic, inventor of the ubiquitous MoCa home networking standard. Greg secured investment from Time Warner, Comcast, DISH, and DIRECTV before going public. Greg was also co-founder of Tachyon, the world’s first broadband-over-satellite provider, serving customers as diverse as Burning Man, General Electric, and the US Department of Defense. Greg is the co-owner of Powder Mountain, the largest ski area in the United States. Greg is a member of the Pacific Council on International Policy. Greg’s career began as a Monitor Group strategy consultant, and he is a graduate of UCLA’s College of Honors.
Alan Howard serves as a member of our board of directors. Mr. Howard is Founder Partner and Senior Trader of Brevan Howard Asset Management LLP, one of the world’s leading global macro absolute return managers. We believe that Mr. Howard is well qualified to serve as a director due to his significant investment experience and his senior leadership experience.
Ellen Levy serves as a member of our board of directors. Dr. Levy is Managing Director of Silicon Valley Connect, working with organizations and entrepreneurs on opportunities for “networked innovation.” She is also an active angel investor in early-stage technology centric companies across many sectors including EdTech. Additionally, she is a member of the Board of Directors for commercial real estate finance company Walker & Dunlop, alternative investment platform for financial advisors CAIS and social network for military and veterans company Rallypoint. She has been appointed as a Senior Advisor to the President of Arizona State University. From 2003 to 2012, Dr. Levy worked at LinkedIn, having served as Vice President of Strategic Initiatives, head of Corporate & Business Development, a member of the Executive Team, and as Advisory Board member when the company was first founded. Prior to LinkedIn, Dr. Levy spent two years running a program at Stanford University, facilitating collaboration between industry partners, Silicon Valley, and the university research community. Over her career, Dr. Levy has held formal roles in venture capital (Softbank Venture Capital; NeoCarta Ventures; Draper Fisher Jurvetson), startups (WhoWhere, sold to Lycos; Softbook Press, sold to Gemstar; LinkedIn, LNKD), technology think tanks (Interval Research), large corporations (Apple Computer, AAPL; PriceWaterhouse Coopers), and universities (Harvard University; Arizona State University; Stanford University). She has a BA from the University of Michigan and a MA/PhD in Cognitive Psychology from Stanford University. We believe that Dr. Levy is well qualified to serve as a director due to her significant investment experience and her senior leadership experience.
Peter Relan serves as a member of our board of directors. Mr. Relan is the founder of YouWeb Incubator, and the co-founder and Chief Executive Officer of GotIt! Inc. Prior to founding YouWeb in 2007, Mr. Relan served as the founder and Chief Executive Officer of Business Signatures, an internet fraud detection engine, from 2001 to 2007. Prior to Business Signatures, he worked at Oracle from 1994 to 1998, serving as the Vice President, Internet Division prior to his departure. From 1988 to 1994, he was an architect at Hewlett-Packard. Mr. Relan was the initial investor, and served on the Board of Discord until 2020. Mr. Relan’s career began as a network development engineer and an internet research engineer for Systems Development Corporation. Mr. Relan received an MS in Engineering Management from Stanford University and a BS in Engineering from UCLA. We believe that Mr. Relan is well qualified to serve as a director due to his significant business experience and his senior leadership experience.
Daniel H. Stern serves as a member of our board of directors. Mr. Stern is founder and Co-Chief Executive Officer of Reservoir Capital Group, a New York-based investment management firm. Prior to founding Reservoir Capital Group in 1998, Mr. Stern was President of Ziff Brothers Investments and served as an Associate at Bass Brothers Enterprises in Fort Worth, Texas. Mr. Stern is the Chairman of Film at Lincoln Center and serves as a Trustee of several non-profit organizations. Mr. Stern received an AB from Harvard College and an MBA from Harvard Business School. We believe that Mr. Stern is well qualified to serve as a director due to his significant investment experience and his senior leadership experience.
Anuranjita Tewary serves as a member of our board of directors. Dr. Tewary currently is an independent advisor, advising companies on how to develop data strategies that align with their respective business and product goals, as well as with respect to the kind of data and analytics expertise needed, how best to structure data organizations, and how to hire the right kind of data science talent. Prior to this, Dr. Tewary was the Chief Data Officer for Mint at Intuit and Director of Product Management for Data Products. Dr. Tewary started Level Up Analytics in 2012. Level Up Analytics was acquired by Intuit in October 2013. Prior to that, Dr. Tewary was a Senior Data Scientist at LinkedIn. Dr. Tewary is also the founder of The Technovation Challenge, an education non-profit dedicated to teaching girls coding and high-tech entrepreneurship. Dr. Tewary has a bachelor’s degrees in Physics and Mathematics with Computer Science from the Massachusetts Institute of Technology and a PhD in Applied Physics from Stanford University. We believe that Dr. Tewary is well qualified to serve as a director due to her significant entrepreneurship experience and her senior leadership experience.

Number and Terms of Office of Officers and Directors
Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on the NYSE. The term of office of the first class of directors, consisting of Mr. Howard and Dr. Levy will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Mr. Relan, Mr. Stern and Dr. Tewary will expire at our second general meeting. The term of office of the third class of directors, consisting of Mr. Fisher and Mr. Hutter, will expire at our third annual general meeting.
Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors will be authorized to appoint persons to the offices as set forth in our Amended and Restated Memorandum and Articles of Association as it deems appropriate. Our Amended and Restated Memorandum and Articles of Association provide that our officers may consist of one or more chairmen of the board, chief executive officers, a president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.
Committees of the Board of Directors
Our board of directors has one standing committee, an audit committee. Because we will be a “controlled company” under applicable NYSE rules, we are not required to have a compensation committee composed of independent directors or a nominating and corporate governance committee composed of independent directors. Subject to phase-in rules and a limited exception, the rules of the NYSE and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors.
Audit Committee
We have established an audit committee of the board of directors. Mr. Stern, Mr. Relan and Dr. Tewary serve as members of our audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent, subject to the exception described below. Mr. Stern, Mr. Relan and Dr. Tewary are independent. Because our securities are listed on the NYSE in connection with our IPO, we have one year from the date of the IPO for our audit committee to have at least three members, all of whom must be independent.
Mr. Stern serves as the Chairman of the audit committee. Each member of the audit committee meets the financial literacy requirements of the NYSE, and our board of directors has determined that Mr. Stern qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The primary purposes of our audit committee are to assist the board’s oversight of:
•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;
•	our process relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;
•	the performance of our internal audit function; and
•	such other matters as are assigned to the committee by the board pursuant to its charter or as mandated under applicable laws, rules and regulations.
The audit committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations
We do not have a standing nominating and corporate governance committee though we intend to form a nominating and corporate governance committee as and when required to do so by law or NYSE rules. The typical functions of this committee are addressed by our full board of directors. The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for appointment at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for appointment to our board of directors should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.
We have not formally established any specific minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.
Code of Ethics
We have adopted a code of ethics and business conduct (our “Code of Ethics”) applicable to our directors, officers and employees.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines will cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.
Legal Proceedings
There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.
Report of the Audit Committee*
The audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.
We have reviewed and discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and/or without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
With regard to the fiscal year ended December 31, 2022, the audit committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended December 31, 2022; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight
*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP communications with the audit committee regarding independence; and (iv) discussed with Marcum LLP their independence.
Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Submitted by our audit committee:
Daniel H. Stern
Peter Relan
Anuranjita Tewary
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the fiscal year ended December 31, 2022, all of our officers and directors complied with the reporting requirements of Section 16(a) of the Exchange Act.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors that beneficially owns ordinary shares; and
•	all our executive officers and directors as a group.
As of the record date, there were 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class A Ordinary Shares			Class B Ordinary Shares
Name and Address of Beneficial Owner(1)(2)	Number of Class A Ordinary Shares Beneficially Owned		Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
CWAM LC Sponsor LLC(4)		5,630,000		97.9%		770,000	3.35%
Robert Hutter(3)		5,630,000		97.9%		770,000	3.35%
Adam Fisher(4)		5,630,000		97.9%		770,000	3.35%
Greg Mauro		—		—		—
Alan Howard		—		—		—
Ellen Levy		30,000		*		—
Peter Relan		30,000		*		—
Daniel H. Stern		30,000		*		—
Anuranjita Tewary		30,000		*
All officers and directors as a group (five individuals)		5,750,000		100%		—
SB Northstar LP(5)		—		—		6,537,000	28.58%
Cantor Fitzgerald Securities(6)		—		—		3,427,000	14.90%
*	Less than one percent.
(1)
Based on 28,750,000 ordinary shares outstanding as of March 30, 2022, including 23,000,000 Class A ordinary shares (including those Class A ordinary shares comprising a portion of a Unit) and 5,750,000 Class B ordinary shares. Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Only holders of our Class B ordinary shares will have the right to elect all of our directors prior to the consummation of the Business Combination.

(2)	Unless otherwise noted, the business address of each of the following entities or individuals is 11755 Wilshire Blvd., Suite 2320, Los Angeles, California 90025.
(3)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the Business Combination, or earlier at the option of the holder thereof.

(4)
These Class B ordinary shares are held directly by CWAM LC Sponsor LLC. CWAM LC Sponsor LLC is owned by three members, the largest of which, Learn Capital, LLC, holds a 50% interest. Robert Hutter is the sole member of Learn Capital, LLC. The non-member manager of CWAM LC Sponsor LLC is ABF Manager LLC. Adam Fisher is the sole member of ABF Manager LLC. Accordingly, each of Learn Capital, LLC, Robert Hutter, Adam Fisher, and ABF Manager LLC may be deemed to beneficially own the Class B ordinary shares held directly by CWAM LC Sponsor LLC. Each of Learn Capital, LLC, Robert Hutter, Adam Fisher, and ABF Manager LLC disclaims beneficial ownership of such shares except to the extent, if any, of his or its pecuniary interest therein.

(5)
Based solely on a Schedule 13D/A filed on June 8, 2022, these Class A ordinary shares are held directly by SB Northstar LP (“SB Fund”). SB Fund is managed by SB Northstar GP, a Cayman Islands exempted Company, which is a wholly-owned subsidiary of Softbank Group Corp. (“Softbank”).

(6)
Based solely on a Schedule 13G filed on June 8, 2022, Cantor Ftizgerald Securities (“CFS”) is the record holder of 3,427,000 Class A Ordinary Shares. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partners of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
In February 2021, we issued an aggregate of 7,187,000 founder shares to our sponsor in exchange for a payment of $25,000 from our sponsor to cover for certain expenses on behalf of us, or approximately $0.003 per share. On August 20, 2021 and September 9, 2021, we effected two surrenders of founder shares, resulting in our initial shareholders holding, and there being outstanding, an aggregate of 5,750,000 founder shares. In May 2021, our sponsor transferred 30,000 founder shares to each of our independent directors at the same price originally paid for such shares.
Our sponsor has purchased an aggregate of 7,146,000 private placement warrants. Each private placement warrant entitles the holder to purchase one ordinary share at $11.50 per share, subject to adjustment. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Business Combination. In addition, we have agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of our sponsor.
If any of our founders, officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he, she or it has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he, she or it will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity.
We expect that customary management fees will be paid to an affiliate of our sponsor to manage the investments in the Trust Account.
Other than these fees, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers, directors or our or their affiliates.
In addition, in order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. On May 3, 2022, the Sponsor confirmed to the Company that it will provide any such Working Capital Loans for at least the next twelve months. On May 5, 2022, the Company drew down and received cash proceeds of $1,050,000. The outstanding balance under this loan is $1,050,000 as of December 31, 2022. If we complete the Business Combination, we may repay such loaned amounts out of the proceeds held in the Trust Account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of the Business Combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.
After the Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider the Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any Class A ordinary shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) will be entitled to registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back”

registration rights with respect to registration statements filed subsequent to our completion of the Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
Policy for Approval of Related Party Transactions
The audit committee of our board of directors has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.
Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Director Independence
We will be a “controlled company” within the meaning of the NYSE rules prior to the consummation of the Business Combination. As a controlled company, we will not be required to comply with the NYSE rules that require that a majority of our board of directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our board of directors has determined that each of Dr. Levy, Mr. Stern, Mr. Relan and Dr. Tewary are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Pursuant to NYSE’s phase-in rules for newly listed companies, we have one year from the date on which we are first listed on NYSE for a majority of our board of directors to be independent. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the initial business combination. For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to shareholders at the 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles in place at such time.
Shareholder and Interested Party Communications
Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Learn CW Investment Corporation, 11755 Wilshire Blvd, Suite 2320, Los Angeles, California 90025.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•	If the shares are registered in the name of the shareholder, the shareholder should contact us at (424) 324-2990 to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the extraordinary general meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: LCW.info@investor.morrowsodali.com
You may also obtain these documents by requesting them from the Company at:
Learn CW Investment Corporation
11755 Wilshire Blvd.
Suite 2320
Los Angeles, California 90025
(424) 324-2990
If you are a shareholder of the Company and would like to request documents, please do so by [   ], 2023, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
LEARN CW INVESTMENT CORPORATION
“RESOLVED, as a special resolution that:
Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
49.7 In the event that the Company does not consummate a Business Combination by October 13, 2023, or either (i) such earlier date as determined by the Directors or (ii), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes paid or payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provision of the Articles, without approval of the Members, the Directors may, if requested by the Sponsor and upon five days advance notice to the Company prior to the applicable deadline, extend the period of time to consummate a Business Combination by up to [   ] times, each by an additional one month (each, a “Paid Extension Period”), subject to the Sponsor, or its Affiliates or permitted designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline, the lesser of (a) an aggregate of US$[   ] or (b) US$[   ] per Public Share that remains outstanding and is not redeemed prior to any such one-month extension.”
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Annex B
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
LEARN CW INVESTMENT CORPORATION
RESOLVED, as a special resolution that, subject to and conditional upon the approval of the replacement of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association immediately prior to the consideration of this resolution:
Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:
Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)	receive funds from the Trust Account; or
(b)	vote as a class with Public Shares on a Business Combination.
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Annex C
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
LEARN CW INVESTMENT CORPORATION
RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)	amending Article 49.2(b) by deleting the words:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”
and replacing them with the words:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
(b)	amending Article 49.4 by deleting the words:
“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”
and replacing them with the words:
“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
(c)	amending Article 49.5 by deleting the words:
“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
(d)	amending Article 49.8 by deleting the words:
“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
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Annex D
LEARN CW INVESTMENT CORPORATION
11755 Wilshire Blvd.
Suite 2320
Los Angeles, California 90025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON OCTOBER 9, 2023
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [   ], 2023 and proxy statement, dated [   ], 2023, in connection with the extraordinary general meeting of Learn CW Investment Corporation (the “Company”) to be held at the offices of Sidley Austin LLP located at [   ] at [   ], Eastern time, on October 9, 2023 (the “extraordinary general meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints [   ] and [   ] (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
PLEASE SIGN, DATE and RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL, “FOR” PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” PROPOSAL 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND “FOR” PROPOSAL 5 — THE ADJOURNMENT PROPOSAL, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on    , 2023: This notice of meeting and the accompanying proxy statement are available at [   ].
Proposal 1 — The Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must: (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from October 13, 2023 to [  ], by electing to extend the date to consummate an initial business combination on a monthly basis for up to [   ] times by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account necessary funds for each such one-month extension period.
	☐	☐	☐

Proposal 2 — The Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B
	☐	☐	☐
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ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

Proposal 3 — The Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination.
	☐	☐	☐

Proposal 4 — The Director Appointment Proposal

ONLY HOLDERS OF CLASS B ORDINARY SHARES ENTITLED TO VOTE	FOR	AGAINST	ABSTAIN

Re-appoint each of Alan Howard and Ellen Levy to the board of directors of the Company, to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified.
	☐	☐	☐

Proposal 5 — The Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or if the Board of Directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.
	☐	☐	☐
Dated: , 2023

Shareholder’s Signature

Shareholder’s Signature
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
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